Exhibit 31.2

PRINCIPAL FINANCIAL OFFICER’S CERTIFICATION

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael D. Picchi, certify that:

1. I have reviewed this quarterly report on Form 10-Q/A of Comverge, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Michael D. Picchi
Michael D. Picchi
Executive Vice President and Chief Financial Officer (Principal Financial Officer)
March 9, 2011